UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 30, 2018 (November 27, 2018)

AMCI Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

975 Georges Station Road, Suite 900
Greensburg, PA 15601
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (724) 672-4319

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported on a Current Report on Form 8-K of AMCI Acquisition Corp. (the “Company”), on November 20, 2018, the Company consummated its initial public offering (“IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “ Class A Common Stock ”), and one warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000. The Company had granted the underwriters for the IPO (the “Underwriters”) a 45-day option to purchase up to 3,000,000 additional Units to cover over-allotments, if any (“Over-Allotment Units”). On November 27, 2018, the Underwriters exercised the option in part and purchased an aggregate of 2,052,077 Over-Allotment Units, which were sold at an offering price of $10.00 per Unit, generating gross proceeds of $20,520,770.

As previously reported on a Current Report on Form 8-K of the Company, on November 20, 2018, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 5,500,000 warrants (the “Private Placement Warrants”) to AMCI Sponsor LLC (the “Sponsor”) at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $5,500,000. On November 27, 2018, in connection with the sale of Over-Allotment Units, the Company consummated a private sale of an additional 410,416 Private Placement Warrants to the Sponsor, generating gross proceeds of $410,416.

In addition, the 5,750,000 shares of Class B common stock of the Company (the “Founder Shares”) held by the Sponsor (prior to the exercise of the over-allotment) included an aggregate of up to 750,000 Founder Shares subject to forfeiture by the Sponsor to the extent that the Underwriters’ over-allotment option was not exercised in full. Since the Underwriters exercised the over-allotment option in part, the Sponsor forfeited 236,981 Founder Shares on November 27, 2018. The Founder Shares forfeited by the Sponsor were cancelled by the Company.

A total of $220,520,770, (or $10.00 per Unit) comprised of $216,110,354 of the proceeds from the IPO (including the Over-Allotment Units) and $4,410,416 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of November 20, 2018 reflecting receipt of the net proceeds from the IPO and the Private Placement on November 20, 2018, but not the proceeds from the sale of the Over-Allotment Units nor the Private Placement on November 27, 2018, had been prepared by the Company and previously filed on a Current Report on Form 8-K on November 27, 2018. The Company’s unaudited pro forma balance sheet as of November 27, 2018, reflecting receipt of the proceeds from the sale of the Over-Allotment Units and the Private Placement on the same day is included as Exhibit 99.1 to this Current Report on Form 8-K.

On November 27, 2018, the Company issued a press release announcing the consummation of the sale of the Over-Allotment Units, a copy of which is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Pro Forma Balance Sheet
99.2	Press Release, dated November 27, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCI ACQUISITION CORP.

	By:	/s/ William Hunter
Name: William Hunter
Title: Chief Executive Officer

Dated: November 30, 2018